                                                                    EXHIBIT 10.6

                          RETAIL OPPORTUNITY AGREEMENT



     THIS RETAIL OPPORTUNITY AGREEMENT is made and entered into as of April 14, 1997 by and among SLJ RETAIL LLC, a Delaware limited liability company (the "Company"), MAXWELL SHOE COMPANY INC., a Delaware corporation ("Maxwell"), each
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of MAXWELL V. BLUM, BETTY ANN BLUM, MARJORIE W. BLUM and DAVID ANDELMAN, AS
TRUSTEE OF THE ELEANOR S. BLUM TRUST  (individually, a "Maxwell Control
                                                        ---------------
Shareholder" and collectively, the "Maxwell Control Shareholders"), MAXWELL
-----------                         ----------------------------
RETAIL INC., a Delaware corporation ("Maxwell Retail"), and SPRAGUE COMPANY, a
                                      --------------
Delaware corporation ("Sprague").
                       -------


                                    RECITALS
                                    --------

       A. The Butler Group Inc., a Delaware corporation ("Butler"), Maxwell and
                                                          ------
Maxwell Retail are parties to a Contribution Agreement dated of even date herewith (the "Contribution Agreement"), pursuant to which the Company has been
               ----------------------
formed.

     B. Capitalized terms used in this Agreement and not otherwise defined herein will have the definitions set forth in the Contribution Agreement, unless otherwise clearly indicated to the contrary herein.

     C. Pursuant to the Contribution Agreement, Maxwell has agreed with Butler to enter into this Agreement with the Company, and to cause the Maxwell Control Shareholders, as the controlling shareholders of Maxwell, and Maxwell Retail and Sprague, as the wholly-owned subsidiaries of Maxwell, to enter into this Agreement with the Company, providing that Maxwell, the Maxwell Control Shareholders, Maxwell Retail and Sprague (collectively, the "Maxwell Parties")
                                                             ---------------
will refer to the Company certain opportunities to engage in the retail footwear business, on a first refusal basis, under and subject to all of the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Definitions; Rules of Construction.
          ----------------------------------

     (a) Definitions.  The following definitions will apply to the capitalized
         -----------
terms used in this Agreement for all purposes, unless otherwise clearly indicated:

     "Advisory Board" has the meaning set forth in the Operating Agreement.
      --------------

     "Butler Member" has the meaning set forth in the Operating Agreement.
      -------------

     "First Refusal Notice"  has the meaning set forth in Section 2(b).
      --------------------                                ------------

     "First Refusal Right"  has the meaning set forth in Section 2(a).
      -------------------                                ------------

     "Maxwell Entities" means any entity (other than the Company) that is
      ----------------
controlled, directly or indirectly, by one or more of the Maxwell Parties.

     "Maxwell Parties" has the meaning set forth in the Recitals to this
      ---------------
Agreement.

     "Maxwell Retail Opportunity" has the meaning set forth in Section 2(a).
      --------------------------                               ------------

     "Retail Footwear Products" means men's, women's or children's footwear
      ------------------------
products intended for retail (and not wholesale) sale.

     "Retail Footwear Trademarks" means trademarks, trade names, service marks,
      --------------------------
logos and similar rights for use in connection with the sale of Retail Footwear Products in Mall Specialty Footwear Stores and Retail Outlet Footwear Stores.

     "Retail Opportunity" means any and all of the following: (i) concepts,
      ------------------
ideas and/or designs for Mall Specialty Footwear Stores and Retail Outlet Footwear Stores (other than the S&L/JNY Retail Store Concepts), (ii) concepts, ideas and/or designs for Retail Footwear Products to be sold in Mall Speciality Retail Stores (other than S&L/JNY Products), (iii) Retail Footwear Trademarks (other than the Sam & Libby Trademarks and the Jones New York Trademarks), (iv) licensing or other intellectual property rights with respect to any matter described in clauses (i), (ii) or (iii); and (v) premises available for lease or purchase as Mall Specialty Footwear Stores or Retail Outlet Footwear Stores (other than the Stores).

     "Third Party Retail Opportunity" has the meaning set forth in Section 2(a).
      ------------------------------                               ------------

     (b)  Rules of Construction.
          ---------------------

          (i) All section and paragraph titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, references to "Sections" are to Sections of this Agreement.
                    --------

          (ii) Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs includes the plural and vice versa. The locative adverbs "hereof," "herein," "hereafter," etc.
     ---- -----
     refer to this Agreement as a whole.

     2.   Right of First Refusal on Retail Opportunities.
          ----------------------------------------------

     (a) Each Maxwell Party agrees that it will, and that it will cause each of its Maxwell Entities to, prior to acquiring, licensing, leasing or commercially exploiting a Retail Opportunity for its own account, offer the Company a right of first refusal ("First Refusal Right") to acquire, license or lease (as
                   -------------------
appropriate), and commercially exploit, (i) each such Retail Opportunity now held or hereafter developed by such Maxwell Party or its Maxwell Entity (a "Maxwell Retail Opportunity"), and (ii) each such Retail Opportunity hereafter
---------------------------
offered or made available to such Maxwell Party by a Person other than a Maxwell Party or its Maxwell Entity (a "Third Party Retail Opportunity").
                                ------------------------------

     (b) Each Maxwell Party shall give the Company prompt written notice ("First
                                                                           -----
Refusal Notice") of any such Retail Opportunity that it proposes to acquire,
--------------
license, lease or commercially exploit for its own account, with a copy thereof to the Butler Member, offering such Retail Opportunity to the Company and containing a detailed description of the Retail Opportunity so offered and, as to Third Party Retail Opportunities, including a copy of any term sheet, letter of intent or other document under which the Third Party Retail Opportunity has been offered or made available to such Maxwell Party or its Maxwell Entities.

     (c) The Company shall be deemed to have declined each First Refusal Right offered to it pursuant to this Section 2 unless, within thirty days after
                               ---------
receipt by the Company and the Butler Member of such First Refusal Notice, the Butler Member gives written notice to the Company, with a copy thereof to Maxwell, to the effect that the Butler Member desires that the Company accept such First Refusal Right. If the Butler Member gives such a notice, then the Butler Member, the Maxwell Parties and the Company, in consultation with the Advisory Board, will, for a period not to exceed ninety days after receipt by the Company and the Butler Member of such First Refusal Notice (the "Feasibility
                                                                     -----------
Review Period"), review the feasibility and desirability of the commercial
-------------
exploitation by the Company of such Retail Opportunity, including, without limitation, the Company's ability to obtain any financing necessary to acquire and exploit such Retail Opportunity. If, within the Feasibility Review Period, the Company determines that it desires to acquire and exploit such Retail Opportunity and that the acquisition and exploitation of such Retail Opportunity by the Company is feasible, the Company shall give written notice to Maxwell that it accepts such First Refusal Right and the closing of the transfer and assignment of such Retail Opportunity to the Company shall take place as soon as is reasonably possible thereafter in accordance with the provisions of paragraph
(d) below.

     (d) At the closing contemplated by paragraph (c) above, the Maxwell Parties will take, and will cause their respective Maxwell Entities to take, all such actions as shall reasonably be necessary so that: (i) Maxwell Retail Opportunities consisting of concepts, ideas and/or designs for Mall Specialty Footwear Stores, Retail Outlet Footwear Stores or Retail Footwear Products, or intellectual property rights relating thereto, shall be assigned to the Company or otherwise made available for retail use by the Company without any charge or fee (other than the reimbursement to the Maxwell Parties of their reasonable out-of-pocket expenses incurred in developing such Maxwell Retail Opportunities); (ii) Maxwell Retail Opportunities consisting of Retail Footwear Trademarks or intellectual property rights relating thereto shall be licensed to the Company on then-prevailing market terms and conditions (as determined in good faith negotiations between the Maxwell Parties and the Butler Member);
(iii) Maxwell Retail Opportunities consisting of premises for Mall Specialty Footwear Stores or Retail Outlet Footwear Stores shall be leased to or purchased by the Company on then-prevailing market terms and conditions (as determined in good faith negotiations between the Maxwell Parties and the Butler Member); (iv) all Third Party Retail Opportunities shall be offered or made available to the Company on the same terms and conditions on which they have been offered or made available to one or more of the Maxwell Parties or their respective Maxwell Entities; and (v) each Maxwell Party shall enter into, and shall use its best efforts to cause each other Person offering a Third Party Retail Opportunity to enter into, such written agreements as shall be reasonably necessary or appropriate to accomplish the foregoing.

     (e) No Maxwell Party shall have the right to utilize, implement, transfer or commercially exploit in any manner any Maxwell Retail Opportunity, or accept or acquire any Third Party Retail Opportunity, unless and until either (i) such Retail Opportunity has been offered to the Company pursuant to a First Refusal Notice and the Company is deemed to have declined such First Refusal Right on the basis contemplated by Section 2(c) or, (ii) the Company has failed to accept
                          ------------
such Retail Opportunity within the Feasibility Review Period contemplated by
Section 2(c); provided, however, that any of the Maxwell Parties may accept or
------------  --------  -------
acquire any Third Party Retail Opportunity that it reasonably believes would no longer be available to it after the expiration of the time periods contemplated by Section 2(c) hereof, provided that such Maxwell Party immediately offers the
   ------------
Company a First Refusal Right with respect to such Retail Opportunity, as a Maxwell Retail Opportunity, in accordance with the provisions of this Section 2.
                                                                      ---------

     (f) Each Maxwell Party acknowledges and agrees that, upon the closing of the transfer or assignment of a Retail Opportunity to the Company pursuant to
Section 2(d), such Retail Opportunity and all activities of the Company in
------------
commercially exploiting such Retail Opportunity shall become part of the "Company Activities," as defined in and for all purposes of the Non-Compete Agreement.

     3.   Further Assurances.  Each Maxwell Party shall, and shall cause its
          ------------------
Maxwell Entities to, take all actions necessary, proper or advisable in order for such Maxwell Party to perform its obligations hereunder and to consummate and make effective all transactions contemplated by this Agreement.

     4.   Termination.  This Agreement shall automatically terminate, without
          -----------
notice, immediately upon the earlier to occur of (i) the expiration of the "Non-compete Period" (as defined in the Non-Compete Agreement); (ii) the date when neither Butler nor any other Affiliate of GE Capital holds Member Interests in the Company aggregating ten percent or more of all of the Member Interests in the Company (computed on a fully-diluted basis); or (iii) the date when Maxwell Retail no longer serves as Manager under the Operating Agreement.

     5.   Equitable Remedies; Consent to Jurisdiction.
          -------------------------------------------

     (a) It is expressly understood and acknowledged by each of the Maxwell Parties that any breach or threatened breach of this Agreement cannot be remedied solely by the recovery of damages and that, in the event of a breach or threatened breach hereof by any of the Maxwell Parties, the Company or any third party beneficiary of the Company's rights hereunder may pursue both injunctive relief and any and all other remedies available at law or in equity for any such breach or threatened breach, including the recovery of damages and reasonable attorneys' fees and costs.

     (b) THE MAXWELL PARTIES AGREE THAT ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT BY THE COMPANY OR ANY THIRD PARTY BENEFICIARY OF THE COMPANY'S RIGHTS HEREUNDER IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE MAXWELL PARTIES IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE MAXWELL PARTIES WAIVES ANY OBJECTION TO JURISDICTION OR VENUE (INCLUDING ANY OBJECTION BASED ON THE GROUNDS OF FORUM NON
                                                                       ---------
CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH
----------
ACTION OR PROCEEDING IN SUCH JURISDICTION. EACH OF THE MAXWELL PARTIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY ANY OF THE COURTS REFERENCED IN THIS PARAGRAPH (b) IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, IN ACCORDANCE WITH SECTION 7 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE UPON THE
                ---------
EARLIER OF (i) THE DATE FIVE (5) CALENDAR DAYS AFTER SUCH MAILING OR (ii) ANY EARLIER DATE PERMITTED BY APPLICABLE LAW.

     6.   Assignment.  Neither this Agreement nor any of the rights, interests
          ----------
or obligations hereunder can be assigned or delegated by any Maxwell Party, without the prior written consent of the Company, or by the Company, without the prior written consent of Maxwell.

     7.     Notices.  All notices that are required or may be given pursuant to
            -------
this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this
Section 7):
---------

          If to any Maxwell Party:
          -----------------------

               c/o Maxwell Shoe Company Inc.

               101 Sprague Street
               Hyde Park, Massachusetts 02136
               (or, if by mail, P.O. Box 37
               Readville, Massachusetts 02137)
               Attention:  James J. Tinagero
               Facsimile:  (617) 364-9058

          With a copy to:
          --------------

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Attention:  Jonathan K. Layne, Esq.
               Facsimile:  (213) 229-7520

          If to the Company:
          -----------------

               400 Technology Court
               Suite F
               Smyrna, Georgia 30082
               Attention:  President
               Facsimile:  (770) 801-0075

          With copies to:
          ---------------

               GE Capital Equity Capital Group, Inc.
               260 Long Ridge Road
               Stamford, Connecticut 06927
               Attention:  William R. Kraus
               Facsimile:  (203) 357-3945

               and

               General Electric Capital Corporation
               260 Long Ridge Road
               Stamford, Connecticut  06927
               Attention:  Counsel -- Equity Capital Group
               Facsimile:  (203) 357-3047

               and
               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763

               Attention:  John Hays Mershon, Esq.
               Facsimile:  (404) 572-5149

          If to the Butler Member:
          ------------------------

               GE Capital Equity Capital Group, Inc.
               c/o GE Capital Corporation
               260 Long Ridge Road
               Stamford, Connecticut 06927
               Attention:  William R. Kraus
               Facsimile:  (203) 357-3945

               and

               General Electric Capital Corporation
               260 Long Ridge Road
               Stamford, Connecticut  06927
               Attention:  Counsel -- Equity Capital Group
               Facsimile:  (203) 357-3047

               and

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attention:  John Hays Mershon, Esq.
               Facsimile:  (404) 572-5149

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.

     8.   Binding Effect.  This Agreement will be binding upon and inure to the
          --------------
benefit of the parties hereto and their successors, legal representatives, and permitted assigns.

     9.     Third Party Beneficiaries.  This Agreement is made solely and
            -------------------------
specifically between and for the benefit of the parties hereto, the Members from time to time of the Company as third party beneficiaries of the rights of the Company hereunder and their respective successors and assigns (subject to the express provisions hereof relating to successors and assigns). Except for such parties, such Members as third party beneficiaries and their respective successors and assigns, no other Person whatsoever will have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

     10.    Waiver.  No failure by any party to insist upon the strict
            ------
performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

     11.    Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     12.    Entire Agreement.  This Agreement contains the entire understanding
            ----------------
of the parties relating to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in accordance with Section 7.5 of the Operating Agreement, and then only in writing signed by the party against whom enforcement is sought.

     13.    Governing Law.  This Agreement will be governed by and construed and
            -------------
interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed in that State.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first above written.


                                           SLJ RETAIL LLC

                                           By:  MAXWELL RETAIL INC., its Manager



                                             By:/s/ James J. Tinagero
                                                ________________________________
                                                James J. Tinagero
                                                Chairman


                                            MAXWELL SHOE COMPANY INC.



                                             By:/s/ James J. Tinagero
                                                ________________________________
                                                James J. Tinagero
                                                Executive Vice President

                                        /s/ Maxwell V. Blum
                                        ________________________________________
                                        Maxwell V. Blum

                                        /s/ Betty Ann Blum
                                        ________________________________________
                                        Betty Ann Blum

                                        /s/ Marjorie W. Blum
                                        ________________________________________
                                        Marjorie W. Blum

                                        /s/ David Andelman
                                        ________________________________________
                                        David Andelman, as Trustee of the
                                          Eleanor S. Blum Trust Fund of the
                                          Maxwell V. Blum Irrevocable Trust
                                          dated 12/23/80


                                        MAXWELL RETAIL INC.



                                        By: /s/ James J. Tinagero
                                           __________________________________
                                           James J. Tinagero
                                           Chairman


                                        SPRAGUE COMPANY



                                        By: /s/ James J. Tinagero
                                           __________________________________
                                           James J. Tinagero
                                           Chief Financial Officer